EXHIBIT 10(d)


                       THIRD AMENDMENT TO WASHINGTON HOMES
                           EMPLOYEE STOCK OPTION PLAN

     WASHINGTON HOMES, INC. (the "Company"), hereby adopts this THIRD AMENDMENT (the "Amendment") to the WASHINGTON HOMES EMPLOYEE STOCK OPTION PLAN (the "Plan"), as of November 20, 1999, as set forth herein.

     WHEREAS, the Company adopted the Plan effective as of September 17, 1992;

     WHEREAS, the Company amended the Plan effective as of November 15, 1992, to increase the maximum number of shares of the Company's Common Stock which may be issued pursuant to option granted under the Plan, to 500,000 shares, subject to adjustment upon changes in capitalization of the Company; and

     WHEREAS, the Company amended the Plan effective as of November 20, 1997, to increase the maximum number of shares of the Company's Common Stock which may be issued pursuant to option granted under the Plan, to 1,000,000 shares, subject to adjustment upon changes in capitalization of the Company; and

     WHEREAS, the Company wishes to again amend the Plan to increase the number of shares of the Company's Common Stock, which may be issued pursuant to options granted under the Plan from 1,000,000 to 1,500,000 shares, subject to adjustment upon changes in capitalization of the Company; and

     WHEREAS, the Board of Directors of the Company approved the Amendment to the Plan at a meeting of the Board on September 9, 1999, subject to the approval of the Shareholders; and

     WHEREAS, the Company presented the Amendment to the Shareholders of the Company at the 1999 Annual Meeting of the Shareholders at which Shareholders have voted on and duly approved such Amendment.

     NOW THEREFORE, the Company hereby amends the Plan as follows:

     1.  Section 3. of the Plan shall be replaced with the following Section 3.:

         "Section 3.  Number of Shares Available for Options.
                      An aggregate maximum of 1,500,000 Shares may be issued under Options pursuant to the Plan, subject to adjustment upon changes in capitalization pursuant to Section 9. Shares subject to Options that have lapsed unexercised may again be offered under Options, but Shares that have been issued under Options and reacquired by the Company shall not again be offered under Options."

     2. All other terms, conditions, and provisions of the Plan shall remain unchanged.


                    Signature appears on the following page.

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     Executed as of the 20th day of November, 1999.


                                        WASHINGTON HOMES, INC.



                                        By:
                                            -----------------------------------
                                            Geaton A. DeCesaris, Jr., President